UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
September 14, 2026
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices)

(888) 722-7871
(Registrant's telephone number, including area code)

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___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director; Appointment of New Director

On September 14, 2026, Emilie Choi, a Class I director of the Board of Directors (the “Board”) of Okta, Inc. (the “Company”), provided notice that she would resign from the Board, effective that day. Ms. Choi’s resignation is not the result of disagreement with the Company on any matters relating to its operations, policies or practices. The Board expresses its appreciation for Ms. Choi’s service to the Company and her invaluable contributions to the Board.

Additionally, on September 17, 2026, the Board, upon the recommendation of its Compensation and Corporate Governance Committee, appointed Helen Riley as an independent director of the Company, effective September 18, 2026. The Board appointed Ms. Riley as a Class I director, to serve until the Company’s 2027 Annual Meeting of Stockholders, and as a member of the Audit Committee of the Board (the “Audit Committee”). She will hold office until her successor has been duly elected and qualified, or until her earlier death, resignation or removal.

There are no arrangements or understandings between Ms. Riley and any other persons pursuant to which she was appointed as a director. There are no transactions between Ms. Riley and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Ms. Riley will participate in the Company’s standard non-employee director compensation arrangements. Under the terms of those arrangements, she will receive, among other things, annual compensation of $35,000 for her service on the Board, $13,000 for her service on the Audit Committee, and an initial grant of 2,907 restricted stock units that vest annually over three years, subject to continuous service.

The Company has entered into its standard form of indemnification agreement with Ms. Riley.

A copy of the press release announcing the appointment of Ms. Riley to the Board and departure of Ms. Choi from the Board is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated September 18, 2026, issued by Okta, Inc.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of September 2026.

Okta, Inc.

By:	/s/ Scott Morgan
Name:	Scott Morgan
Title:	Chief Legal Officer